UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2007

MedQuist Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Bishops Gate Blvd., Suite 300, Mt. Laurel, NJ		08054
(address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 206-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On March 14, 2007, the Compensation Committee of the Board of Directors (the “Board”) of MedQuist Inc. (the “Company”) approved an increase in the 2007 salary, and/or bonus eligibility under the Company’s Management Bonus Plan (the “Bonus Plan”) for 2007, for certain of the Company’s executive officers as set forth in the table below:

Name	Title	2006 Bonus Plan Eligibility (1)	2007 Bonus Plan Eligibility (1)	2006 Base Salary	2007 Base Salary

Mark Ivie	Chief Technology Officer	40%	45%	$225,000	$231,000
Mark R. Sullivan	General Counsel and Chief Compliance Officer	40%	45%	$225,000	$231,000
Michael Clark	Senior Vice President, Operations	45%	45%	$217,800	$225,000

(1)             Expressed as a percentage of base salary.

No changes were made to the 2007 salary and Bonus Plan eligibility for the Company’s remaining executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDQUIST INC.

Date: March 20, 2007	By:	/s/ Howard S. Hoffmann
Name: Howard S. Hoffmann
Title: Chief Executive Officer